UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):	February 12, 2019

National Research Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	001-35929	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Q Street, Lincoln, Nebraska 68508

(Address of principal executive offices, including zip code)

(402) 475-2525

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 12, 2019, National Research Corporation (the “Company”) issued a press release announcing its earnings for the quarter and year ended December 31, 2018. A copy of such press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

On February 13, 2019, the Company held a conference call and online Web simulcast in connection with the Company’s announcement of its earnings for the quarter and year ended December 31, 2018. A copy of the script for such conference call and simulcast is furnished as Exhibit 99.2 and is incorporated by reference herein. An archive of such conference call and simulcast and the related question and answer session will be available online at http://edge.media-server.com/m6/p/uohfqr6w.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The exhibits listed in the exhibit index below are being furnished herewith.

EXHIBIT INDEX

(99.1)	Press Release of National Research Corporation, dated February 12, 2019.

(99.2)	Script for conference call and online Web simulcast, held February 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2019

NATIONAL RESEARCH CORPORATION

By:	/s/ Kevin R. Karas
Kevin R. Karas Senior Vice President Finance, Chief Financial Officer, Treasurer and Secretary